PENN SERIES FUNDS, INC.

Supplement dated June 16, 2016 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and

SAI dated May 1, 2016, and should be read in conjunction with the Prospectus and SAI.

Large Core Growth Fund and SMID Cap Growth Fund

Effective as of May 26, 2016, Christopher J. Warner joined Thomas J. Pence and Michael T. Smith as co-portfolio manager of the Large Core Growth Fund. As a result of the foregoing, the information under the heading “Portfolio Managers” in the Large Core Growth Fund’s “FUND SUMMARY” section of the Prospectus is hereby replaced in its entirety by the following:

Thomas J. Pence, CFA, a senior portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since 2008.

Michael T. Smith, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since 2011.

Christopher J. Warner, CFA, a portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since May 2016.

Effective as of May 26, 2016, the information under the heading “Portfolio Managers” in the SMID Cap Growth Fund’s “FUND SUMMARY” section of the Prospectus is hereby replaced in its entirety by the following:

Thomas J. Pence, CFA, a senior portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since 2011.

Michael T. Smith, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since 2011.

Christopher J. Warner, CFA, a portfolio manager for Wells Capital Management, Inc., has served as a portfolio manager of the Fund since 2012.

Effective as of May 26, 2016, the second and third paragraphs of the Wells Capital Management Incorporated (“WellsCap”) section under “MANAGEMENT — Sub-Advisers” of the Prospectus are hereby replaced in their entirety by the following:

The Funds are managed by Thomas J. Pence, CFA, Michael T. Smith, CFA, and Christopher J. Warner, CFA, each of whom currently serve as a portfolio manager for the WellsCap Fundamental Growth Equity team. Both Messrs. Pence and Smith joined WellsCap or one of its predecessor firms in 2000. Mr. Warner joined WellsCap in 2007. Each of these portfolio managers has earned the right to use the CFA designation.

In addition, Mr. Pence has announced his intention to retire from WellsCap, the sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund, by September 30, 2016. Mr. Pence will continue to serve as a portfolio manager of the Large Core Growth Fund and SMID Cap Growth Fund through August 31, 2016. Accordingly, effective September 1, 2016, all references to Mr. Pence in the Prospectus and SAI are hereby deleted in their entirety.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies. The changes also will not affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8191    06/16